Exhibit 32.2

Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C.
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of eXp World Holdings, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission (the “Report”), I, Alan Goldman, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 31, 2017

By:	/s/ Alan Goldman
Alan Goldman
Chief Financial Officer (Principal Financial Officer)